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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 28, 2003


                              CENTRAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                         0-25251                     04-3447594
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(State or other jurisdiction        (Commission               (I.R.S. employer
    of incorporation)               file number)             identification no.)


        399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS         02144
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         (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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ITEM 9.  REGULATION FD DISCLOSURE
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     On January 28, 2003, the Registrant announced its earnings for the quarter and nine months ended December 31, 2002. For further information, reference is made to the Registrant's press release, dated January 28, 2003, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits filed with this Current Report on Form 8-K.

  Exhibit No.              Description
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    99.1                   Press Release, dated January 28, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        CENTRAL BANCORP, INC.



Date:  January 28, 2003                 By:/s/ John D. Doherty
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                                           John D. Doherty
                                           President